Exhibit 99.1

Opinion Research Corporation Reports Results for the Second Quarter of
2003

    PRINCETON, N.J.--(BUSINESS WIRE)--July 29, 2003--Opinion Research Corporation (Nasdaq: ORCI), today announced financial results for the second quarter ended June 30, 2003. Summarizing the quarter's results, Chairman and CEO John F. Short said, "Our social research unit represented the strongest part of our business in the second quarter. It turned in another excellent performance, with revenues increasing by 12.5%. Our U.S. market research and teleservices businesses continued to feel the impact of weak economic conditions in the United States."
    Revenues for the second quarter were $45.5 million, an increase from $44.8 million in the corresponding quarter in 2002. Social research revenues were $30.2 million versus $26.8 million last year. Market research revenues totaled $12.0 million versus $13.4 million in the prior year. Teleservices revenues were $3.3 million versus $4.5 million last year.
    Net income for the second quarter was $0.9 million, or $0.15 per diluted share, versus net income of $1.0 million, or $0.16 per diluted share, in last year's second quarter.

    Business Outlook

    Mr. Short commented, "Again, our social research business showed strong growth. This expansion reflects the wide range of research and evaluation capabilities we offer to governmental entities.
    "Our commercial market research segment continued to be affected by cutbacks in business spending and project delays, particularly in the U.S. However, we are proceeding to implement and market our new business initiatives, including our new human resource diagnostic research in conjunction with BlessingWhite, our inbound teleservices capabilities and our 24-hour turnaround survey capability. In addition, our marketing activity in Asia, which was impacted by the SARS epidemic, is slowly increasing. We expect these efforts and an improved economic environment to yield better results in the second half of the year. As a result, we are maintaining our previously announced expectations for revenues in 2003 to be between $183 and $188 million, net income to be between $4.0 and $4.5 million and diluted earnings per share to be in the range of $0.62 to $0.69."
    The statements above concerning the company's business outlook for 2003 are based on current expectations. These statements are forward-looking and actual results may differ materially.

    First Half Results

    For the first half of 2003, revenues were $88.6 million compared to $87.2 million in the first half of 2002. First half 2003 net income was $1.7 million, or $0.27 per diluted share, compared to $1.5 million, or $0.24 per diluted share, last year. Last year's results included a charge of $0.3 million, or $0.05 per diluted share, for the cumulative effect of an accounting change.
    The company has scheduled an investor conference call for 10:00 a.m. (EDT) on Wednesday, July 30. The dial-in number for the live conference call will be 888-212-8315 (706-643-0144 outside the U.S.). There will be a live webcast of the conference call over the investor relations page of the company's Web site at www.opinionresearch.com as well as at www.companyboardroom.com.
    For those who cannot listen to the live broadcast, an audio replay of the call will be available on the above web sites for 30 days. A telephone replay of the call will also be available from 1:00 p.m. on July 30 until 11:59 p.m. on August 6. To listen to the telephone replay, dial 800-642-1687 (706-645-9291 outside the U.S.) and enter conference ID # 1552676.

    About Opinion Research Corporation

    Founded in 1938, Opinion Research Corporation provides commercial market research, health and demographic research for government agencies, information services, teleservices and consulting. The company is a pioneering leader in the science of market and social research, and has built a worldwide data-collection network. Further information is available at www.opinionresearch.com.

    This release contains, within the meaning of the safe harbor provision of the Private Securities Litigation Reform Act of 1995, forward-looking statements that are based on management's beliefs and assumptions, current expectations, estimates and projections. Many of the factors that will determine the company's financial results are beyond the ability of the company to control or predict. These statements are subject to risks and uncertainties and therefore actual results may materially differ. The company disclaims any obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise. Important factors and risks that may affect future results are described in the company's filings with the Securities and Exchange Commission, copies of which are available upon request from the company.


                 OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                       Consolidated Statements of Income
              (in thousands, except share and per share amounts)
----------------------------------------------------------------------

                           For The Three Months        For The Six Months
                              Ended June 30,             Ended June 30,
                                              %                             %
                          2003    2002      Incr      2003        2002     Incr
                          ----    ----      ----      ----        ----     ----

Revenues               $  45,481   $ 44,777    2    $ 88,645     $ 87,228    2
Cost of revenues
 (exclusive of
 depreciation)            31,946     30,657           61,752       59,801
                       ---------   --------        ---------    ---------
Gross profit              13,535     14,120   (4)     26,893       27,427   (2)

Selling, general and
 administrative expenses   9,676     10,218           19,650       19,876
Depreciation
 and amortization          1,008      1,134            1,954        2,283
                       ---------   --------        ---------    ---------
Operating income           2,851      2,768    3       5,289        5,268    0

Interest and other non-
operating expenses, net    1,138      1,138            2,311        2,323
                       ---------   --------        ---------    ---------
Income before provision
 for income taxes and
 cumulative effect of
 accounting change         1,713      1,630    5       2,978        2,945    1

Provision for income taxes   793        653            1,325        1,179
                         -------   --------        ---------   ----------
Income before cumulative
effect of accounting change  920        977   (6)      1,653        1,766   (6)

Cumulative effect of
accounting change, net
of tax benefit of $0           -         -                 -         (292)
                        --------   --------        ---------   ----------
 Net income               $  920   $    977   (6)  $   1,653    $   1,474   12
                        ========   ========        =========   ==========
Basic earnings per share:
Income before
cumulative effect of
 accounting change      $   0.15   $   0.16         $   0.27    $    0.30
Cumulative effect of
 accounting change             -          -                -        (0.05)
                       ---------   --------        ---------   ----------
Net income             $    0.15   $   0.16        $    0.27   $     0.25
                       =========   ========        =========   ==========
Diluted earnings per share:
Income before cumulative
effect of
accounting change      $    0.15   $   0.16        $    0.27    $    0.29
Cumulative effect
of accounting change           -          -                -        (0.05)
                       ---------   --------        ---------    ---------
Net income              $   0.15   $   0.16        $    0.27    $    0.24
                       =========   ========        =========    =========

Weighted average
shares outstanding:
Basic                  6,070,835  5,939,128        6,056,900    5,917,776
Diluted                6,144,002  6,121,262        6,106,146    6,062,857




            OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                     Consolidated Balance Sheets
                            (in thousands)
----------------------------------------------------------------------

Assets                              30-Jun-03       31-Dec-02
                                    ---------       ---------
Current assets:

Cash and equivalents              $   1,182       $    2,549
Accounts receivable                  23,532           21,936
Allowance for doubtful accounts        (351)            (348)
Unbilled services                    12,457           13,480
Prepaid expenses and
 other current assets                 3,087            3,151
                                   --------         --------
Total current assets                 39,907           40,768

Non-current assets:
Fixed assets, net of depreciation     8,631            8,549
Goodwill                             48,659           48,577

Other intangibles,
 net of amortization                    959            1,230
Other non-current assets              3,597            3,312
                                  ---------         --------

Total non-current assets             61,846           61,668
                                  ---------         --------

Total assets                      $ 101,753       $  102,436
                                  =========       ==========

Liabilities and
stockholders' equity
                                  30-Jun-03       31-Dec-02
                                  ---------       ---------
Current liabilities:
Accounts payable                   $  5,573        $  5,501
Accrued expenses                     10,795           11,490
Deferred revenues                     1,283            2,090
Short-term borrowings                30,700            6,000
Other current liabilities             1,106              954
                                   --------         --------
Total current liabilities            49,457           26,035
Long-term Borrowings                 14,422           40,866
Other liabilities                     1,013              720

Redeemable equity                     8,900            8,900
Total stockholders' equity           27,961           25,915
                                   --------        ---------
Total liabilities
 and stockholders' equity         $ 101,753        $ 102,436
                                  =========        =========


            OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                         Segment Information
                            (in thousands)
----------------------------------------------------------------------

                                  US        UK
                                  Market    Market                 Social
                                  Research  Research Teleservices  Research
                                  --------- -------- ------------  --------
Three months
 ended June 30, 2003:
---------------------

Revenues from external customers   $  7,091   $ 4,485   $  3,295   $ 30,190
Operating income (loss)                (232)      190        332      2,847
Interest and other non-
operating expenses, net
Income before provision for
income taxes and cumulative
 effect of accounting change


Three months ended June 30,  2002:
----------------------------------

Revenues from external customers   $  8,451  $  4,530   $  4,502   $ 26,825
Operating income (loss)                (872)      149        850      2,660
Interest and other non-
operating expenses, net
Income before provision for
income taxes and cumulative
effect of accounting change

Six months ended June 30, 2003:
------------------------------

Revenues from external customers   $ 13,675  $  9,097   $  6,684   $ 57,995
Operating income (loss)              (1,210)      376        589      5,857
Interest and other non-
operating expenses, net
Income before provision for
income taxes and cumulative
effect of accounting change

Six months ended June 30, 2002:
------------------------------

Revenues from external customers   $ 16,891  $  9,300   $  8,598   $ 50,832
Operating income (loss)              (1,585)      384      1,350      5,131
Interest and other non-
operating expenses, net
Income before provision for
income taxes and cumulative
effect of accounting change


            OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                         Segment Information
                           (in thousands)
---------------------------------------------------------------------

                                   Total
                                   Segments   Other    Consolidated
                                   --------   -----    ------------
Three months ended June 30, 2003:
---------------------------------
Revenues from external customers  $  45,061   $   420   $ 45,481
Operating income (loss)               3,137      (286)     2,851
Interest and other non-
operating expenses, net                                    1,138
Income before provision for
income taxes and cumulative
effect of accounting change                             $  1,713

Three months ended June 30, 2002:
---------------------------------

Revenues from external customers   $ 44,308   $   469   $ 44,777
Operating income (loss)               2,787       (19)     2,768
Interest and other non-
operating expenses, net                                    1,138
Income before provision for
income taxes and cumulative
effect of accounting change                             $  1,630

Six months ended June 30, 2003:
-------------------------------

Revenues from external customers   $ 87,451   $ 1,194   $ 88,645
Operating income (loss)               5,612      (323)     5,289
Interest and other non-
operating expenses, net                                    2,311
Income before provision for
income taxes and cumulative
effect of accounting change
                                                       $   2,978

Six months ended June 30, 2002:
-------------------------------

Revenues from external customers   $ 85,621  $ 1,607    $ 87,228
Operating income (loss)               5,280       (12)     5,268
Interest and other non-
operating expenses, net                                    2,323
Income before provision for
income taxes and cumulative
  effect of accounting change
                                                       $   2,945



    CONTACT: Opinion Research Corporation
             Douglas L. Cox, 609-452-5274
             or:
             Lippert/Heilshorn & Associates
             Harriet Fried / John Nesbett, 212-838-3777 hfried@lhai.com